SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the Securities
                                Exchange Act of 1934


      Date of Report  (Date of earliest event reported): November 16, 1999

                            AMERICAN ITALIAN PASTA COMPANY
               (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of incorporation)

    001-13403                                                    84-1032638
(Commission File Number)                                       (IRS Employer
                                                          Identification No.)

                  1000 Italian Way, Excelsior Springs, MO 64024

       Registrant's telephone number, including area code: (816) 502-6000

                                 Not Applicable
         (Former name or former address, if changed since last report)

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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

Not applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

Not applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not applicable.

ITEM 5.   OTHER EVENTS.

     Attached as an exhibit are the following:

     The First Amendment to Employment Agreement between the Registrant and Horst W. Schroeder, which amends the Employment Agreement, dated September 30, 1997, between the Registrant and Mr. Schroeder (attached as Exhibit 10.6 to Registrant's registration statement on Form S-1, as amended (Commission File No. 333-32827) (the "IPO Registration Statement");

     The First Amendment to Employment Agreement between the Registrant and David E. Watson, which amends the Employment Agreement, dated September 30, 1997, between the Registrant and Mr. Watson (attached as Exhibit 10.7 to the IPO Registration Statement);

     The First Amendment to Employment Agreement between the Registrant and Norman F. Abreo, which amends the Employment Agreement, dated September 30, 1997, between the Registrant and Mr. Abreo (attached as Exhibit 10.8 to the IPO Registration Statement);

     The Second Amendment to Employment Agreement between the Registrant and David B. Potter, which amends the Employment Agreement, dated September 30, 1997, between the Registrant and Mr. Potter (attached as Exhibit 10.9 to the IPO Registration Statement), as amended by the First Amendment to Employment Agreement, dated January 21, 1999, between the Registrant and Mr. Potter (attached as Exhibit 10 to the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended January 1, 1999);

     The Employment Agreement between the Registrant and Warren B.
Schmidgall; and

     A letter agreement dated October 1, 1999, between the Registrant and HWS & Associates, Inc. of which Horst W. Schroeder is President, regarding reimbursement of certain costs and expenses.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

Not applicable.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)    Financial Statements of Business Acquired.

            None.

     (b)    Pro Forma Financial Information

            None

     (c)    Exhibits.

            10.1 First Amendment to Employment Agreement Between the Registrant and Horst W. Schroeder dated October 1, 1999.

            10.2 First Amendment to Employment Agreement between the Registrant and David E. Watson dated September 30, 1999.

            10.3 First Amendment to Employment Agreement between the Registrant and Norman F. Abreo dated September 30, 1999.

            10.4 Second Amendment to Employment Agreement between the Registrant and David B. Potter dated October 27, 1999.

            10.5 Employment Agreement between the Registrant and Warren B. Schmidgall dated September 30, 1999.

            10.6 Letter Agreement between the Registrant and HWS & Associates, Inc. dated October 1, 1999.

ITEM 8.   CHANGE IN FISCAL YEAR.

Not applicable.

ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

Not applicable.

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                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 AMERICAN ITALIAN PASTA COMPANY


Date:  November 16, 1999          By  /s/ Warren B. Schmidgall
                                     -------------------------------------
                                     Warren B. Schmidgall,
                                     Senior Vice President and
                                     Chief Financial Officer

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                                INDEX OF EXHIBITS
                                -----------------

Exhibit No.       Description
- -----------       -----------

10.1 First Amendment to Employment Agreement between the Registrant and Horst W. Schroeder dated October 1, 1999.

10.2 First Amendment to Employment Agreement between the Registrant and David E. Watson dated September 30, 1999.

10.3 First Amendment to Employment Agreement between the Registrant and Norman F. Abreo dated September 30, 1999.

10.4 Second Amendment to Employment Agreement between the Registrant and David B. Potter dated October 27, 1999.

10.5 Employment Agreement between the Registrant and Warren B. Schmidgall dated September 30, 1999.

10.6 Letter Agreement between the Registrant and HWS & Associates, Inc. dated October 1, 1999.